UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     September 16, 2004

Champion Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

West Virginia

(State or Other Jurisdiction of Incorporation)

0-21084	55-0717455

(Commission File Number)	(IRS Employer Identification No.)

2450 First Avenue P.O. Box 2968 Huntington, West Virginia	25728

(Address of Principal Executive Offices)	(Zip Code)

(304) 528-2791

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.    Other Events

        Attached as Exhibit 99.1 is a press release issued September 17, 2004, captioned “MISSISSIPPI SUPREME COURT UPHOLDS RULING REVERSING JURY VERDICT AND FEE AWARD AGAINST CHAMPION” in connection with National Forms & Systems, Inc. v. Timothy V. Ross; Todd Ross and Champion Industries, Inc.; and Timothy V. Ross v. National Forms & Systems Group, Inc. and Mickey McCardle; Circuit Court of the First Judicial District of Hinds County, Mississippi; Case No. 251-00-942-CIV, No. 2002-CA-01182-CA in the Court of Appeals of the State of Mississippi.

Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibit 99.1 - Press Release dated September 17, 2004.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)

/s/ Todd R. Fry
Date: September 17, 2004	Todd R. Fry, Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit 99.1	Press release captioned “MISSISSIPPI SUPREME COURT UPHOLDS RULING REVERSING JURY VERDICT AND FEE AWARD AGAINST CHAMPION” dated September 17, 2004

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